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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 14, 2002
                        (Date of earliest event reported)

                             DUKE ENERGY CORPORATION

               (Exact Name of Registrant as Specified in Charter)


        NORTH CAROLINA                   1-4928                 52-0205520
  (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
       of  Incorporation)                                   Identification No.)

526 South Church Street
Charlotte, North Carolina                                        28202-1904
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

Item 9.  Regulation FD Disclosure

         On August 14, 2002, Duke Energy Corporation's principal executive officer and principal financial officer signed certification statements in accordance with Securities and Exchange Commission Order No. 4-460. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE ENERGY CORPORATION

                                           /s/ Robert T. Lucas III
                                       By:____________________________
                                       Robert T. Lucas III
                                       Associate General Counsel
                                             and Assistant Secretary

Date:  August 14, 2002




                                  Exhibit Index

Exhibit
Number                         Exhibit Description
------                         -------------------
99.1         Statement Under Oath of Principal Executive Officer dated August
             14, 2002.
99.2         Statement Under Oath of Principal Financial Officer dated August
             14, 2002.